                                                                   EXHIBIT 10.28

August 6, 2001


Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention:  Mr. Patrick Johnston

Subject:  Amendment 4 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 4 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement") which the parties hereto do mutually agree to amend as follows:

1. Modify the first sentence in the first paragraph of the SOW#1 to read as follows:

      "This Statement of Work ("SOW") #1 adopts and incorporated by reference the terms and conditions of the Goods Agreement # ROC-P-68 ("Agreement") between International Business Machines ("Buyer"), and Brocade Communications Systems, Inc."

2. Modify the third sentence in the first paragraph of the SOW#1 to read as follows:

      "The term of this SOW#1 shall be effective from April 15, 1999 to December 31, 2002."

3. Except for the pricing table in Section 2.1, any reference to "8-port and 16-port fibre channel switches" in the SOW#1 is modified to read "Product.

4. Section 1.0, "Product Description", delete in its entirety and replace with the following:

"Except as provided in the next sentence, and for so long as this SOW is in effect, Buyer agrees to purchase from Supplier [*] its SAN cross-divisional Product Development Team or any successor group or groups [*] for IBM-logoed versions of 16-port and 32-port fibre channel switches provided, however, that Supplier's price to Buyer remains competitive with prices charged by others for comparable products (the term "competitive" meaning [*] of the then current fair market price of similar products of comparable functionality sold in comparable quantities to OEM Customers), and that switches provided by Supplier continue to meet the agreed to quality, schedule and supply requirements specified in this Agreement. [*] same issue as in the original 1999 agreement re: redacting the fact that this is a sole source agreement]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


5. Delete the table in Section 1.1, "Specifications," and replace with the following table:

-----------------------------------------------------------------------------------------------
IBM SPECIFICATION/ATTACHMENTS     ENGINEERING CHANGE LEVEL       DESCRIPTION
(IF APPLICABLE)
-----------------------------------------------------------------------------------------------
NA                                Version 1.0                    SilkWorm 2000 Family
                                                                 Product Specification
                                                                 90-0000001-01
-----------------------------------------------------------------------------------------------
Attachment B                      Dated 8/06/2001                Supplier Quality Attachment
-----------------------------------------------------------------------------------------------
GA-219261-11                      Version 10                     Packaging and Materials
                                                                 Handling Specification
-----------------------------------------------------------------------------------------------
Attachment A                      Dated 10/17/00                 IBM CSP Requirements
-----------------------------------------------------------------------------------------------
NA                                Version 2.0                    Brocade Fabric OS
                                                                 Publication 53-0001487-03
-----------------------------------------------------------------------------------------------
NA                                Version 2.1                    Brocade WebTools Reference
                                                                 Manual Publication
                                                                 53-0001490-02
-----------------------------------------------------------------------------------------------
NA                                Version 2.0                    Brocade Zoning Reference
                                                                 Manual Publication
                                                                 53-0001488-02
-----------------------------------------------------------------------------------------------
NA                                Version 1.0                    SilkWorm 3800 Product
                                                                 Specification --
                                                                 90-0000077-01
-----------------------------------------------------------------------------------------------
                                  Version TBD                    SilkWorm 3900 Product
                                                                 Specification - TBD
-----------------------------------------------------------------------------------------------
                                  Version TBD                    SilkWorm 3250 Product
                                                                 Specification - TBD
-----------------------------------------------------------------------------------------------


6. Delete first sentence in Section 2.5, "Supply of Products", in its entirety and replace with the following two sentences:

"Supplier shall deliver Products as specified in WA's for forecasted orders. Unforecasted orders shall be subject to Supplier's acceptance in accordance with the [*] order acknowledgement period set forth in Section 2.0 of the Goods Agreement."

7.    Add Section 1.4, "Quality Standards," to read as follows:

        1.4.1 Supplier shall provide to Buyer applicable standard data and calculations that support the Products' ability to meet the quality standards set forth as Attachment B to this SOW #1.

        1.4.2 Any of Supplier's contract manufacturers shall be approved to an ISO 9000 standard or higher.

        1.4.3 Supplier shall perform failure analysis on all failed Products returned to Supplier. Upon determining the root cause of the failure, Supplier shall establish a corrective action plan to remove the Product defect. Buyer will assist Supplier with tracking all open failures and will work with Supplier to implement appropriate corrective action as reasonably determined necessary by Supplier.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


8. Delete pricing table in its entirety Section 2.1, "Pricing," and replace with the following:

-----------------------------------------------------------------------------------------------------
      IBM P/N / NUMA-Q P/N    BROCADE P/N      DESCRIPTION                                 UNIT PRICE
      --------------------    -----------      -----------                                 ----------
-----------------------------------------------------------------------------------------------------
[*]                          [*]              8-Port Fibre Channel                               [*]
                                              Switch Single Power
                                              Supply (SW2400) Includes SES, Web
                                              tools, Zoning and Fabric Watch -
                                              whole unit switch Product
-----------------------------------------------------------------------------------------------------
[*]                          [*]              16 Port Fibre Channel                              [*]
                                              Switch Single Power
                                              Supply (SW2800) Includes SES, Web
                                              tools, Zoning and Fabric Watch -
                                              whole unit switch Product
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Silkworm 2000 Power Supply                         [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Mainboard, SW 2400 (8-port)                        [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Fan Tray, SW 2400 (8-port)                         [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Chassis, SW 2400 (8-port)                          [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Mainboard, SW 2800                                 [*]
[*]                                           (16-port)
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Fan Tray, SW 2800 (16-port)                        [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Chassis, SW 2800                                   [*]
                                              (16-port) with operator
                                              panel / LCD
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Quick Loop License                                 [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Fabric Watch License                               [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Extended Fabrics                                   [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Remote Switch                                      [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              16 Port Fibre Channel                              [*]
                                              Switch Single Power
                                              Supply (SW3800) Includes Web
                                              tools, Zoning and Fabric Watch -
                                              whole unit switch Product
-----------------------------------------------------------------------------------------------------
                             [*]              32 Port Fibre Channel                              [*]
                                              Switch Single Power
                                              Supply (SW3900) Includes SES, Web
                                              tools, Zoning and Fabric Watch -
                                              whole unit switch Product
-----------------------------------------------------------------------------------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28

-----------------------------------------------------------------------------------------------------
                             [*]              8 Port Fibre Channel                               [*]
                                              Switch Single Power
                                              Supply (SW3250) Includes Web
                                              tools, Zoning and Fabric Watch --
                                              whole unit switch Product
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Fan (SW3800)                                       [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Power Supply (SW3800)                              [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Mainboard FRU (SW3800)                             [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Fan (SW3900)                                       [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Power Supply (SW3900)                              [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Mainboard FRU (SW3900)                             [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              LUN Zoning                                         [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Advanced Security                                  [*]
-----------------------------------------------------------------------------------------------------
[*]                          [*]              Enhanced Bundle                                    [*]
                                              (Trunking and
                                              Performance Monitoring)
-----------------------------------------------------------------------------------------------------

All prices are in U.S. dollars.

**Supplier shall provide Buyer with SW3900 Mainboard, Power Supply, and Fan pricing to be effective on the dates referenced in the above table in this
Section 2.1 within [*] prior to Buyer's scheduled General Availability (GA) date of the SW3900 product and the parties shall mutually agree upon such prices within [*] following such provision.

9. Add the following sentence in the last paragraph of Section 2.1, "Pricing":

      "Supplier agrees to provide Buyer a minimum cost reduction (as a percentage of the then current price of the SilkWorm 3800 and 3900 integrated switch Products only) of [*] commencing September 1, 2002 and continuing through the term of this SOW #1."

10. Section 2.9, "Warranty Period", delete in its entirety and replace with the following:

      "Product warranty period is [*] from the date of shipment, except for Products identified as FRU's (Field Replacement Units) in Section 2.1 for which the warranty period will commence on the earlier of: (i) [*] from the date of shipment, or (ii) upon installation at a customer site; provided Buyer notifies Supplier in writing of the date the FRU is installed, the serial number of the switch the FRU is installed into, and the serial number of the defective FRU. Notwithstanding the foregoing, if Supplier fails to include a RMA field return form in a shipment of FRU's, Buyer shall be entitled to the extended warranty period set forth above for such FRU's, whether or not Buyer has provided the written notice set forth above. In the event Supplier had included the RMA field return form in the applicable shipment of FRU's and Buyer fails to provide such notice, Buyer's warranty period for the applicable FRU's will be [*] from the date of shipment."

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


11. Delete the first sentence in Section 2.10, "Notice of Product Withdrawal," in its entirety and replace with the following two sentences:

      "Supplier will provide Buyer with [*] written notice of its intent to withdraw any Product ("End of Life" or "EOL") prior to the last date of manufacture of a Product, and Buyer may order such Products up to [*] prior to the last date of manufacture.

12. Delete Section 2.11, "Epidemic Defect Rate", in its entirety and replace with the following:

      "The Epidemic Defect Rate is defined as [*] over a [*] rolling average, the minimum sample size for the three months shall be [*], for the same or similar defect. ([*] rounded to the nearest whole failing unit)."

13.   Add Section 2.12, "Use of Subcontractors," to read as follows:

      "Either party may use subcontractors to perform its obligations hereunder. Notwithstanding this subsection, each party's use of subcontractors will not relieve such party of the responsibility for the subcontractor's performance."

14. Section 3.0, "Rescheduling/Cancellation", delete table after first paragraph in its entirety and replace with the following:

------------------------------------------------------------------------------------------
                     MINIMUM DAYS NOTICE PRIOR TO DELIVERY DATE TO:
------------------------------------------------------------------------------------------
                    MAXIMUM           MAXIMUM
                    PERCENTAGE OF     PERCENTAGE OF
                    EACH ORDER THAT   EACH ORDER THAT
NUMBER OF DAYS      BUYER MAY         BUYER MAY
PRIOR TO DELIVERY   RESCHEDULE        CANCEL WITHOUT    CHANGE
DATE                WITHOUT CHARGE    CHARGE            DELIVERY POINT     DELIVERY EARLY
------------------------------------------------------------------------------------------
0 -- 15 Days        [*]               [*]               2 day notice       1 day
------------------------------------------------------------------------------------------
[*]                 [*]               [*]               2 day notice       1 day
------------------------------------------------------------------------------------------
[*]                 [*]               [*]               2 day notice       1 day
------------------------------------------------------------------------------------------

Supplier shall provide Buyer with cancellation charges pursuant to this Section
3.0 within [*] of the date of the latest signature below and the parties shall mutually agree upon such cancellation charges within a reasonable time following such provision.

15. Modify the second sentence in Section 8.4, "Right to Manufacture," to read as follows:

      "Unless earlier terminated as set forth in Section 8.5 below, except with respect to existing Products or Spare Parts that are being manufactured on or after such time and except as specified in the next sentence, Buyer acknowledges and agrees that the Limited Manufacturing License granted under this Section 8.4 shall immediately terminate upon termination of this Agreement."

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


16. Modify first sentence in Section 9.1, "Product Repair -- Field Failures," to read as follows:

      "Supplier shall use commercially reasonable efforts to comply with the requirements set forth in the Certified Service Part (CSP) document hereby included as part of this Agreement in Attachment A, outlining the Buyer requirements of Supplier to bring a field returned, used Product to a level that qualifies the Product as a CSP."

17. Replace the first sentence in Section 9.3, "Post Warranty Services," as follows:

      "Post Warranty repair pricing for the mainboard shall be as follows for the applicable listed Products. The Post Warranty repair pricing for the mainboard for the SW 3800 and SW 3900 Products shall be mutually agreed by the parties upon the earlier of (i) [*] from Supplier's general availability date of the applicable Product, or (ii) July 31, 2002.

      SW 2400    [*]
      SW 2800    [*]

      Products returned to Supplier will include a description of the failure specified on the RMA field return form provided that such form is included by Supplier with each FRU shipment. If the total quantity of Product returned to Supplier over the previous ninety (90) days exceeds more than [*] verified NTF (which shall include both hardware and software failures), Buyer will pay Supplier [*] for each verified NTF Product returned in accordance with Section 9.2. The reloading of microcode to repair a returned Product shall not constitute an NTF."

18. Modify the first sentence of the paragraph entitled, Packaging and Delivery in Section 9.3, "Post Warranty Services," to read as follows:

      "The Products will be individually packaged and labeled according to Buyer specification GA-21-9261-11, unless specifically otherwise agreed to."

19. Add a paragraph entitled, "Product Support," to Section 9.3, "Post Warranty Services," to read as follows:

      "Supplier will continue to provide technical support as provided in
      Section 9.4, for a period up to [*] after the termination of this Agreement or up to [*] after an End of Life notice provided by Supplier pursuant to Section 2.10, whichever is earlier."

20. Add to the second paragraph prior to the last sentence in Section 9.5, "Training," the following:

      "However, in the case of new Products added to this SOW #1, Supplier shall provide mutually agreed upon presales training to Buyer to support new Products at a mutually agreed upon time, date and location. Each party shall be responsible for all costs associated with the attendance of such training by such party's personnel."

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


21. Section 9.6, "Cessation of Post Warranty Service", delete in first and second sentence any reference to:

      "the second paragraph of Section 9.3 ("Availability")"

      and replace with the following:

      "Section 9.3, in paragraphs titled Availability and Product Support"

22. Add Section 9.7, "Field Replaceable Units (FRU) Emergency," and subsections, to read as follows:

      9.7.1. Definition

      "CODE A-ALERT EMERGENCY ORDER" or "EO" means WA placed by Buyer with a leadtime from Supplier's receipt of the WA to the shipping date not to exceed [*].

      9.7.2 Code A-Alert Emergency Order Placement

      Supplier will accept and respond to EO from Buyer 8:00 A.M. to 5:00 P.M. Pacific Standard Time, Monday through Friday, except Supplier holidays. Order confirmation time period begins at the time Order is received by Supplier. Supplier will provide a telephone service number for EO coverage. Supplier will use commercially reasonable efforts to respond to all EO within the time periods designated below. Buyer will place and Supplier will respond to all EO with Supplier via fax, EDI (or other electronic commerce approach) and/or telephone, such EO to be confirmed by Buyer with a written WA mailed or electronically transmitted to Supplier within two (2) Calendar Days of EO placement. Supplier will acknowledge EO back to Buyer via fax or telephone within the specified order confirmation time periods stated below.

      9.7.3. Code A-Alert Emergency Order Work Authorizations WAs will include Buyer's Purchase Order number, Buyer's part number, part number description, quantity, unit Price, order type (short lead time, in the event a short lead time order is placed, are orders with requested Delivery Dates in less than the agreed to Lead Time), Delivery Date and ship to address.

      9.7.4. Code A-Alert Emergency Order Shipments

      Supplier will use commercially reasonable efforts to ship Code A-Alert Emergency Orders within 24 hours of receipt of WA, unless specifically designated otherwise by Buyer, to arrive at the Buyer specified receiving location. If requested by Buyer in writing, Supplier will use commercially reasonable efforts to ship EOs via "Next Flight Out" and "Air Charter" to arrive at Buyer's specified receiving location on the same day of the WA.

      9.7.5. Code A-Alert Emergency Order Delivery and Cancellation Supplier will deliver EOs directly to the address specified in the WA and in accordance with this SOW. Code A-Alert Emergency Order(s) are non-cancelable, however Buyer may contact Supplier anytime prior to time of shipment to make changes to the specified receiving location.

      * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.28


23.   Modify the title of Attachment A, modify to read:

      "IBM CSP Requirements"

24. Delete the table in Section 10.0, "Communications Coordinators" and in Attachment A, delete the paragraphs entitled "Key IBM Contacts" and "Brocade Contacts" in their entirety. Replace in both Section 10.0 and the foregoing paragraphs in Attachment A with the following:

      KEY IBM CONTACTS

      Technical Coordinator
      Ruoyi Zhou
      Program Manager
      Phone: (408) 256-4479
      Fax: (408) 256-6843
      Email: ruoyi@us.ibm.com


      Business Coordinator
      Karen Takahashi
      Procurement Commodity Manager
      Phone: (408)256-0111
      Fax: (408)256-0111
      Email: ktakahas@us.ibm.com

      BROCADE CONTACTS

      Technical Coordinator
      Jim Baldyga
      Sr. Systems Engineer
      Phone: (408)487-8005
      Fax: (408)603-584-8110
      Email: jbaldyga@brocade.com

      Business Coordinator
      Patrick Johnston
      OEM Sales Executive
      Phone: (408) 487-8193
      Fax: (208) 275-1497
      pjohnsto@brocade.com



Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

                                                                   EXHIBIT 10.28


The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION        BROCADE COMMUNICATIONS SYSTEMS, INC.

By: _______________________________________        By: ______________________________________
Authorized Signature         Date                  Authorized Signature           Date



___________________________________________        __________________________________________
Type or Print Name                                 Type or Print Name



___________________________________________        __________________________________________
Title & Organization                               Title & Organization

                                                                   EXHIBIT 10.28


                                  ATTACHMENT B

                           SUPPLIER QUALITY ATTACHMENT

This Supplier Quality Attachment ("SQA") adopts and incorporates by reference the terms and conditions of SOW #1 ("SOW") and Goods Agreement # ROC-P-68 ("Agreement") between Buyer and Supplier.

1.0   INCORPORATION OF SQA DOCUMENTS

The SQA consists of this document, and applicable product specification documents and specifications as referenced in Section 1.1 of SOW#1, which were in effect upon execution of this SQA.

2.0   QUALITY REQUIREMENTS

The requirements of this SQA shall constitute Supplier's quality program which must be implemented and maintained during the term of the SOW.

Supplier will set forth the yearly quality and reliability performance commitments for the current year and through the remainder of the initial term of the SOW in a product quality report ("PQR"). The PQR shall include the mutually agreed product monitoring plan to be used to validate the effectiveness of process control limits and the Product meets the quality and reliability defined in such PQR. It is Buyer's expectation that Supplier will use e-business platforms (Web based applications) for ongoing real time quality management, including but not limited to information associated with Supplier Quality Management Systems ("SQMS") and Product Change Notification ("PCN"), etc. or as specified in the PQR.

3.0   ISO REQUIREMENTS

For ISO compliance, Supplier's contracted manufacturer is ISO 9001* compliant ("Compliant").

* Note: ISO 9001 & 9004 have been developed as a consistent pair of quality management system standards. ISO 9001 is considered the standard by which the Supplier is expected to be compliant with; it is understood ISO 9004 provides a wider range of guidelines of objectives than ISO 9001, particularly for the continuous improvement of an organization's overall performance and efficiency. ISO 9004 is recommended as a guide to assist those suppliers who wish to move beyond the basic requirements of ISO 9001.

4.0   AUDITS

On a periodic basis, upon reasonable written notice, the Buyer or Buyer's quality representative shall conduct audits/visits at the Supplier's and Supplier's contract manufacturer's manufacturing locations. The Supplier shall, at Buyer's request, permit access to the auditors to manufacturing operations and/or inspection of Products for Buyer, including access to the contract manufacturer's facilities. Periodic audits shall include process control, quality inspection test data, internal audit reports, and other information related to Products to verify compliance to the terms of this SQA. Under normal circumstances, Supplier shall be given at least a two weeks advance notice by Buyer's representatives of their intent to visit. Buyer's inspection of Product at the Supplier or contract manufacturer shall not relieve the Supplier's responsibility to furnish Product compliant with the applicable specifications as set forth in the SOW. Any Confidential Information exchanged in connection with the audit shall be handled in accordance with Section 14.6 of the Goods Agreement.

5.0   DOCUMENT CONTROL

Supplier shall use commercially reasonable efforts to ensure that all documents such as software/firmware, engineering drawings, specifications, contracts, policies, procedures, manufacturing process flow chart, and

                                                                   EXHIBIT 10.28

work instructions (including test procedures) to be under revision control and available to all necessary Supplier personnel in Supplier's manufacturing environment. Supplier shall have a system for the effective updating/removal of any obsolete documentation from all manufacturing areas.

6.0   RECORDS

Supplier shall establish and maintain procedures for identification, collection, indexing, filing, storage, maintenance, and disposition of all quality records including, but not limited to: Statistical Process Control ("SPC") data. This includes raw data or control charts, Cp and Cpk for critical/identified process parameters, and all records which provide evidence of sub-tier supplier activity, such as source inspections and First Article inspections, and records of all inspection and test activity to provide objective evidence that Products have passed acceptance criteria. Records shall be maintained for the life of the SOW plus the entire warranty period, as set forth in the SOW. All records shall be maintained in a central location and shall upon request be made available to Buyer's quality representative for review only. All such documents shall be deemed to be the Confidential Information of Supplier.

7.0   CONTINUOUS IMPROVEMENT PROCESS

Supplier shall develop and implement a continuous improvement process that will provide for a cost-effective reduction in process-related excursions. The program, at a minimum, shall include: the supplier management strategy; manufacturing process controls (i.e., Maverick Product Elimination); a documented, systematic approach for identifying focus areas for continuous improvement for the current year, through the end of the term of the SOW, or for three years from the start of the SOW, whichever is shorter; and Early Failure Rate, Intrinsic Failure Rate, Shipped Product Quality Level and Failure Rate commitment and reduction plans to achieve Buyer goals. Supplier shall provide, at Buyer's request, status of the continuous improvement process and results.

8.0   QUALITY PROBLEM NOTIFICATION TO BUYER

Supplier must notify Buyer of any quality or reliability problem which may affect Products, that have been identified by Supplier's internal testing (i.e., process control data, internal test data, burn-in data, etc.), by contract manufacturers which produce Products on behalf of Supplier, or by another customer (see ISO 9001). In case of problems, Supplier shall provide Buyer with the requested traceability data (p/n, lot number, date code, volumes, ship to locations, etc.) within 24 hours. The notification should include an immediate containment plan and a schedule for definition and implementation of permanent corrective actions. After the notification there shall be no shipment of suspect Products to Buyer without prior approval from Buyer's quality representative.

9.0   PRODUCT RE-QUALIFICATION COSTS

Following Buyer qualification of the Product, Buyer reserves the right to re-qualify any product if the Supplier changes the manufacturing process or product, or; raw materials or specifications which may affect performance, function, quality or reliability. Supplier shall bear the reasonable costs of any re-qualifications required for changes made without Buyer's approval in accordance with Section 6.0 of the SOW.

10.   PART HISTORY

Supplier shall maintain a history file for each Product part number manufactured that tracks: materials and/or design changes controlled by the supplier; design changes controlled by Buyer (engineering changes, etc.), and; and purchased part manufacturer source changes.

11.   PART QUALITY

Unless otherwise specifically agreed upon within the SOW, Supplier shall be responsible for the quality levels of each of Supplier's components that comprise the Product or final assembly, except with respect to

                                                                   EXHIBIT 10.28


GBICs or SFPs, if any. If applicable, Supplier agrees to make available to Buyer third party warranties for GBICs or SFPs, to the extent Supplier is permitted to pass through such warranties to Buyer.

12.   CORRECTIVE ACTION PROCESS

Following a lot rejection by Buyer under Section 6.0 of the Goods Agreement, or a quality problem notification under Section 8 of this SQA, Supplier shall implement a corrective action process which shall provide documentation to identify the following: a) Specific defect description and failure mechanism; b) Containment of affected Product; c) Technical investigation/root cause analysis;
d) Corrective action plan and preventive actions to preclude a recurrence, and;
e) Verification of effectiveness of actions. With the exception of safety defects which Supplier shall provide a complete failure analysis not to exceed forty-eight (48) hours from notification, failure analysis response times from Supplier will be within forty-eight (48) hours of Buyer's lot rejection or the quality problem notification for preliminary analysis and fourteen (14) days for detailed analysis. The corrective action process shall include a checkpoint to determine if additional Products are exposed and the corrective action process and documentation specified within this Section.

13.   EXCEPTION APPROVAL PROCESS

Supplier shall not knowingly ship nonconforming Product to Buyer without written approval from Buyer's quality representative. In certain cases, Buyer's quality representative may approve shipment of suspected nonconforming Product if an evaluation plan pre-approved by the quality representative is executed with results acceptable to the representative.

14.   REVIEW AND DISPOSITION OF NONCONFORMING PRODUCTS

If Supplier intends to ship nonconforming Product to Buyer, then Supplier shall implement a Material Review Board ("MRB") to review and determine the disposition of nonconforming materials. At a minimum, the MRB shall consist of representatives from Manufacturing, engineering and Quality Engineering. The Supplier's process shall include the following dispositions: a) Rework - Product reworked to meet specified requirements; b) Use As Is - No actions taken on Product, Product does not meet specified requirements but is functional; c) Repaired - Product has been reworked to be functional but does not meet specified requirements; d) Scrap - Product not useable and does not meet specified requirements, or; e) Screen -- additional product test/inspection to meet specification. Any plans to rework or repair nonconforming materials shall be subject to final approval by Buyer's quality representative, such approval not to be unreasonably withheld. Any plans to use as-is must be pre-approved by Buyer's quality representative. All MRB records shall be maintained by Supplier and upon request, made available to Buyer for review. All MRB records shall be deemed the Confidential Information of Supplier.

15.   PRODUCT IDENTIFICATION AND LOT TRACEABILITY

Supplier shall establish and maintain procedures and processes for the identification and lot traceability of critical components during all stages of production, delivery, and installation per applicable ISO standards. Identification must be traceable through to the finished Product by serial numbers or equivalent methods. Both forward and backward traceability shall be available. Response time for traceability requests shall not exceed 24 hours.

16.   QUALITY REPORTING

Monthly executive summary reports in a format mutually agreed upon format shall be forwarded to Buyer at a mutually agreeable time or as specified in specific PQRs. Continuous quality reporting real time will be via SQMS or as specified in specific PQRs.

17.   SUPPLIER QUALITY & RELIABILITY ("SQR") REVIEW MEETINGS

Buyer requires regular Supplier quality/reliability meetings determined by a mutually agreeable schedule, to

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                                                                   EXHIBIT 10.28

increase visibility into product and field performance. The intent is to conduct timely meetings in preparation for future business reviews/contractual negotiations. The agenda for the meeting shall be as set forth in exhibit 1 unless otherwise mutually agreed by the parties.

18.   APPLICABLE PRODUCT SPECIFICATIONS & TESTS

      A.  ISO 2859-1 (SAMPLING PROCEDURES FOR INSPECTION BY ATTRIBUTES)

      B.  ISO 3951 (SAMPLING PROCEDURES FOR INSPECTION BY VARIABLES)


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                                                                   EXHIBIT 10.28


                       SUPPLIER QUALITY ATTACHMENT (CONT.)

                    EXHIBIT 1. QUALITY REVIEW MEETING AGENDA

The following typical meeting agenda has been formulated to address all the pertinent quality/reliability topics.

a) Supplier facility and subcontractor locations where BUYER product is fabricated, assembled and tested
Physical addresses and line id's
Review Group A, B, C test results

b) Average Outgoing Quality (AOQ) fallout for SUPPLIER and total customer database
Defect and root cause analysis
Pareto distribution of fails
Corrective action and data verification
Point of origin and incidence contributions associated with internal, assembly and final test operations.

c) Field Return data for BUYER and total customer database
EFR/IFR estimates
Defect and root cause analysis
Pareto distribution of fails and associated POH distribution for Buyer and total customer database
Failure mechanism driven corrective actions

d) In-Process monitoring data
Defect monitoring, elimination and analysis results
Modeling techniques - Experimental, Analytical Analysis
SPC parameter and control limits - data review
Maverick Product Elimination occurrences (if applicable) and related data Yield cut limit compliance

e) Internal Audit Results
Last internal audit findings and corrective action of one manufacturing location & future audit plans

f) PCN activity since last BUYER meeting
Product, process, materials or specifications affecting form, fit or function Traceability history for date code inception

g) Continuous Improvement Program for entire fab, assembly, test and field performance
AOQ and Failure Rate Improvement targets for next 3 years

h) Specification Compliance/Commitment to " BUYER Specifications"
Any deviations/exceptions? If so, provide details and traceability information.

i) Joint discussion followed by a summary wrap-up and activities